UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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ROCK-TENN COMPANY

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IMPORTANT ANNUAL MEETING INFORMATION 000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE SACKPACK C1234567890 Vote by Internet Go to www.envisionreports.com/RKT Or scan the QR code with your smart phone Follow the steps outlined on the secure website Shareholder Meeting Notice++ Important Notice Regarding the Availability of Proxy Materials for the Rock-Tenn Company Shareholders’ Meeting to be Held on January 31, 2014In accordance with Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper or email copy of the proxy materials. The items to be voted on and location of the annual meeting are on there verse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy, annual report and form of proxy are available at: www.envisionreports.com/RKT Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1:Go to www.envisionreports.com/RKT to view the materials. Step 2:Click on Cast Your Vote or Request Materials. Step 3:Follow the instructions on the screen to log in. Step 4:Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials –If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before January 21, 2014 to facilitate timely delivery. COY 01QMLB

Shareholder Meeting Notice Rock-Tenn Company’s Annual Meeting of Shareholders will be held on January 31, 2014 at the Grand Hyatt Atlanta, 3300 Peachtree Road, N.E., Atlanta, GA 30305, at 9:00 a.m. Eastern time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The board of directors recommends a vote FOR all the nominees listed.1.Election of six directors:1 - Jenny A. Hourihan2 - Steven C. Voorhees3 - J. Powell Brown4 - Robert M. Chapman5 - Terrell K. Crews6 - Russell M.Currey The board of directors recommends a vote FOR proposals 2, 3 and 4.2.Ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of Rock-Tenn Company.3.Advisory vote on executive compensation.4.The approval of restated and amended articles of incorporation for Rock-Tenn Company to provide that all directors elected at or after our annual meeting of shareholders held in 2015 be elected on an annual basis and to consolidate other amendments that have previously been made to Rock-Tenn Company’s current articles of incorporation. Shareholder Meeting Notice Rock-Tenn Company’s Annual Meeting of Shareholders will be held on January 31, 2014 at the Grand Hyatt Atlanta, 3300 Peachtree Road, N.E., Atlanta, GA 30305, at 9:00 a.m. Eastern time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The board of directors recommends a vote FOR all the nominees listed.1.Election of six directors:1 - Jenny A. Hourihan2 - Steven C. Voorhees3 - J. Powell Brown4 - Robert M. Chapman5 - Terrell K. Crews6 - Russell M.Currey The board of directors recommends a vote FOR proposals 2, 3 and 4.2.Ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of Rock-Tenn Company.3.Advisory vote on executive compensation.4.The approval of restated and amended articles of incorporation for Rock-Tenn Company to provide that all directors elected at or after our annual meeting of shareholders held in 2015 be elected on an annual basis and to consolidate other amendments that have previously been made to Rock-Tenn Company’s current articles of incorporation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card.01QMLB.Meeting Directions: For directions to the Annual Meeting of Shareholders of Rock-Tenn Company, please call Investor Relations at 678-291-7900 or 770-448-2193. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet or by email following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.g Internet – Go to www.envisionreports.com/RKT. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.g Telephone– Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive an email or a paper copy for future meetings. Email– Send email to investorvote@computershare.com with “Proxy Materials Rock Tenn” in the subject line. Include in the messageyour full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive an email or a paper copy for future meetings.To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by January 21, 2014..Shareholder Meeting Notice Rock-Tenn Company’s Annual Meeting of Shareholders will be held on January 31, 2014 at the Grand Hyatt Atlanta, 3300 Peachtree Road, N.E., Atlanta, GA 30305, at 9:00 a.m. Eastern time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The board of directors recommends a vote FOR all the nominees listed.1.Election of six directors:1 - Jenny A. Hourihan2 - Steven C. Voorhees3 - J. Powell Brown4 - Robert M. Chapman5 - Terrell K. Crews6 - Russell M. Currey The board of directors recommends a vote FOR proposals 2, 3 and 4.2.Ratification of the appointment of Ernst & Young LLP to serve as the independent registered public accounting firm of Rock-Tenn Company.3.Advisory vote on executive compensation.4.The approval of restated and amended articles of incorporation for Rock-Tenn Company to provide that all directors elected at or after our annual meeting of shareholders held in 2015 be elected on an annual basis and to consolidate other amendments that have previously been made to Rock-Tenn Company’s current articles of incorporation. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy ofthe proxy materials to receive a proxy card.01QMLB